UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, New Jersey (Address of principal executive offices)	08831 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPTT	NYSE American
Series A Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective January 16, 2025, in connection with his appointment as Senior Vice President, General Counsel and Secretary of Ocean Power Technologies, Inc. (the “Company”) as described under Item 5.02 below, Tracy Pagliara entered into an Employment Agreement (the “Employment Agreement”) with the Company. Pursuant to the Employment Agreement, Mr. Pagliara will receive an annual base salary not to exceed $300,000, is eligible for an annual, discretionary, performance-based bonus targeted at 50% of base salary on such terms and conditions as may be determined by the Board of Directors (the “Board”) or its Compensation Committee, and is eligible to receive long-term incentive equity based awards, pursuant to the Company’s 2015 Omnibus Incentive Plan, subject to such terms and conditions as may be determined by the Board or its Compensation Committee. At the time of signing the Employment Agreement, he received a one-time inducement grant of 75,000 restricted stock units that vest, if at all, equally over two years.

If Mr. Pagliara is terminated other than for cause (or Mr. Pagliara quits for good reason) within the first 12 months (but with Mr. Pagliara having worked at least six months), he will receive three months of salary as severance, and if terminated other than for cause thereafter, he will receive six months of salary as severance. Mr. Pagliara is also subject to covenants regarding non-competition, non-solicitation and confidentiality.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective January 16, 2025, as noted in Item 1.01 above, Tracy Pagliara was appointed Senior Vice President, General Counsel and Secretary of the Company. Mr. Pagliara, age 62, is the President and CEO of TPAG Enterprises, LLC (“TPAG”), a sole member LLC providing legal and financial consulting services. Through TPAG, he has been serving as the acting general counsel and corporate secretary of the Company, on an independent contractor basis, since February 2024. From April 2018 to September 2023, Mr. Pagliara served as President and CEO of Williams Industrial Services Group Inc. (f/k/a Global Power Equipment Group, Inc.) (NYSE American: WLMS), a publicly traded provider of construction and maintenance services to power, energy and industrial customers (“Williams”). From July 2017 to April 2018, Mr. Pagliara served as Co-President and Co-CEO of Williams. Mr. Pagliara joined Williams in April 2010 as General Counsel, Secretary and Vice President, Business Development and served in multiple other positions of increasing responsibility, including Senior Vice President, Administration, prior to his appointment as Co-President and Co-CEO in July 2017. Mr. Pagliara has a B.S. in Accounting and a J.D. from the University of Illinois. He is a member of the Missouri and Illinois State Bars and a Certified Public Accountant.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of the Company, was held virtually on January 16, 2025 at which time, following the determination that a quorum was present, the business of the 2024 Annual Meeting was conducted. The voting results reported herein are the final, certified voting results for each proposal presented at the 2024 Annual Meeting, as reported by Sodali & Co. LLC, the Inspector of Election appointed for the 2024 Annual Meeting. At the 2024 Annual Meeting, the following five proposals were voted on by the stockholders of the Company:

1)	To elect as directors the five individuals named as the nominees of the Company’s Board of Directors (the “Board”) in the Company’s revised definitive 2024 Annual Meeting Proxy Statement to serve as directors until the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) or until his or her respective successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

2)	To approve an amendment and restatement of the 2015 Omnibus Incentive Plan (the “2015 Plan”) to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of our common stock available for grant under the 2015 Plan from 7,282,036 to 27,282,036;

3)	To ratify, by a non-binding advisory vote, the ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025; and

4)	To approve, by a non-binding advisory vote, the compensation for the Company’s named executive officers.

Proposal 1: Each of the five individuals named below under “Name of Company Nominee” was re-elected to the Board, to serve until the 2025 Annual Meeting or until his or her respective successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. As to each of the Company’s nominees for director, the results of the voting were as follows:

Name of Company Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Terence J. Cryan	18,468,579	1,511,542	27,685,441
Philipp Stratmann	18,744,258	1,235,863	27,685,441
Clyde W. Hewlett	18,743,582	1,236,539	27,685,441
Diana G. Purcell	18,658,210	1,321,911	27,685,441
Peter E. Slaiby	18,871,749	1,108,372	27,685,441

Proposal 2: The proposal to approve an amendment and restatement of the 2015 Plan to, among other things, extend the life of the 2015 Plan for an additional 10 years and to increase the number of shares of our common stock available for grant under the 2015 Plan from 7,282,036 to 27,282,036 was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
17,070,449	2,493,774	415,898	27,685,441

Proposal 3: The proposal to ratify, by a non-binding advisory vote, the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025 was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
45,113,403	1,688,101	864,508

Proposal 4: The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers was approved and the voting results were as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
17,115,765	2,330,012	534,345	27,685,441

Item 8.01	Other Events.

On January 17, 2025, the Company issued a press release announcing the appointment of an advisory board. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On January 21, 2025, the Company issued a press release announcing a successful product demonstration in California. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Employment Agreement between the Company and Tracy Pagliara dated effective January 16, 2025.
99.1	Press release dated January 17, 2025.
99.2	Press release dated January 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2025

OCEAN POWER TECHNOLOGIES, INC.

/s/ Philipp Stratmann
Philipp Stratmann
President and Chief Executive Officer